Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The Home Depot, Inc. (the “Company”) on Form 10-Q (“Form 10-Q”) for the period ended November 2, 2008 as filed with the Securities and Exchange Commission on the date hereof, I, Carol B. Tomé, Chief Financial Officer and Executive Vice President - Corporate Services of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)           The Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Carol B. Tomé
Carol B. Tomé Chief Financial Officer and Executive Vice President - Corporate Services December 3, 2008